SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): SEPTEMBER 9, 2002
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                               ACTIVEWORLDS CORP.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                      001-15819              13-3883101
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(State or other jurisdiction      (Commission File No.)      (IRS Employer
     of incorporation)                                     Identification No.)

                    112 BAYPOINT DRIVE, SAN RAFAEL, CA 94901
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 453-4868
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On September 9, 2002, Activeworlds Corp. (the "Company") transferred 100% of the issued and outstanding common stock of Activeworlds, Inc. to Messrs. J.P. McCormick and Richard F. Noll. The Company paid the sum of $215,000 to Mr. McCormick, the sum of $210,000 to Mr. Noll, and paid $15,000 of Messrs. McCormick's and Noll's legal fees relating to the sale. In exchange, Mr. McCormick transferred 1,289,497 shares of his common stock of the Company back to the Company, and Mr. Noll transferred 1,305,948 shares of his common stock of the Company back to the Company. Messrs. McCormick and Noll were the officers and two of the directors of the Company until their resignations on July 10, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

b.       Pro forma financial information

         The pro forma financial information for the year ended December 31, 2001 and the six months ended June 30, 2002 shall be filed not later than 60 days after the date that this initial report on Form 8-K is required to be filed.

c.       Exhibits

Exhibit No.                Exhibit
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2.1                        Agreement and Plan of Exchange(1)

(1) Contained in Form 8-k filed on July 12, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ACTIVEWORLDS CORP.

                                                     By:  /s/ Sean Deson
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                                                          Sean Deson
                                                          President

Date: September 24, 2002

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